UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 10, 2016

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kelly Blackburn, Vice President, Clinical Affairs of aTyr Pharma, Inc. (the “Company”) plans to pursue an opportunity to serve as chief executive officer of a private biotechnology company.  On June 10, 2016, the Company and Ms. Blackburn agreed upon a transition plan whereby Ms. Blackburn will resign from her position, effective as of July 1, 2016.  As part of the transition plan, Ms. Blackburn will serve as a clinical consultant to the Company supporting the Company’s execution of its clinical trials of Resolaris through the third quarter of 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/S/ JOHN D. MENDLEIN
John D. Mendlein, Ph.D.
Chief Executive Officer

Date: June 16, 2016

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